                                                                    EXHIBIT 10.7

                          ACCREDO HEALTH, INCORPORATED

                        INCENTIVE STOCK OPTION AGREEMENT

                                                             ___________________

Employee/Optionee: __________________

Number of shares of
Common Stock subject
to this Agreement: _____________

      Pursuant to the Accredo Health, Inc. and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan"), the Board of Directors of Accredo Health, Inc. (the "Company") has granted to you on the Date of Grant indicated below an option (the "Option") to purchase the number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), set forth above. Such shares (as the same may be adjusted as described in Section 12 below) are herein referred to as the "Option Shares." The Option shall constitute and be treated at all times by you and the Company for Federal income tax purposes as an "incentive stock option" as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") except to the extent that Section 422(d) of the Code may be applicable; provided that nothing herein shall be deemed to obligate you to adhere to any holding periods set forth in Section 422(a)(1) of the Code. The terms and conditions of the Option are set out below.

      1.    Date of Grant. The Option is granted to you on ____________________.

      2. Termination of Option. Your right to exercise the Option (and to purchase the Option Shares) shall expire and terminate in all events on the earlier of (i) ten years from date of grant or (ii) the date provided in Section 10 below in the event you cease to be employed by the Company or any subsidiary or parent thereof.

      3. Option Price. The purchase price to be paid upon the exercise of the Option is $_________ per share (subject to adjustment as provided in Section 13 below).

      4. Tranche A Vesting Provisions. With respect to an aggregate ____________ Option Shares (the "Tranche A Option Shares"), except as provided in Section 6 below, you will not be entitled to exercise the Option (and purchase any such Option Shares) prior to ________________. Commencing on ______________, and on each of the three succeeding anniversaries of that date on which you shall continue to be employed on a full-time basis by the Company or any subsidiary or parent thereof, you shall become entitled to exercise the Option with respect to 25% of such Tranche A Option Shares (as the same may be adjusted from time to time pursuant to Section 13 below, and rounded to the nearest whole share) until the Option expires and terminates pursuant to Section 2 hereof.

      5.    RESERVED.

      6.    Accelerated Vesting for Change of Control.

            (a) Upon the occurrence of a "Change in Control," (as defined below) all outstanding Options shall become fully exercisable; provided, however that such acceleration will not occur if, in the opinion of the Corporation's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that
                  (a) would otherwise qualify for such accounting treatment, and
                  (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
                  Section 4.3 of the Plan, the excess Options shall be deemed to be Non-Qualified Stock Options.

            (b)   "Change in Control" means and includes each of the following:

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Date of Grant the beneficial owner of 25% or more of the Outstanding Corporation Voting Securities, (ii) any acquisition directly from the Corporation, (iii) any acquisition by the Corporation, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

                  (2) Individuals who, as of the Date of Grant, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a

                  "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (4) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

      7.    Additional Provisions Relating to Exercise.

            (a) Once you become entitled to exercise the Option (and purchase Option Shares) as provided in Sections 4, 5 and 6 hereof, such right will continue until the date on which the Option expires and terminates pursuant to Section 2 hereof.

            (b) The Board of Directors of the Company, in its sole discretion, may at any time accelerate the time set forth in Section 4, 5 or 6 hereof at which the Option may be exercised by you with respect to any Option Shares.

      8. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve, such as the forms provided by the Company's stock plan administrator. Unless the exercise is a broker-assisted "cashless exercise" as described below, such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the last trading day immediately prior to the exercise date shall be used in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company and the exercise price shall be delivered to the Company on the settlement date.

      Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Company.

      9. Transferability of Option. The Option may not be transferred by you (other than by will or the laws of descent and distribution) and may be exercised during your lifetime only by you.

      10.   Termination of Employment.

            (a) In the event that (i) the Company or any subsidiary or parent thereof terminates your employment by such entity "for cause" or (ii) you terminate your employment by such entity for any reason whatsoever (other than as a result of your death or "disability" (within the meaning of Section 22(e)(3) of the Code), then the Option may only be exercised within three months after such termination, and only to the same extent that you were entitled to exercise the Option on the date your employment was so terminated and had not previously done so.

            (b) In the event that you cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof as a result of the termination of your employment by the Company or any subsidiary or parent thereof at any time other than "for cause" or as a result of your death or "disability" (within the meaning of Section 22(e)(3) of the Code) the Option may only be exercised within three months after the date you cease to be so employed, and only to the same extent that you were entitled to exercise the Option on the date you ceased to be so employed by reason of such termination and had not previously done so.

            (c) In the event that you cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof by reason of a "disability" (within the meaning of Section 22(e)(3) of the Code), the Option may only be exercised within one year after the date you cease to be so employed, and only to the same extent that you were entitled to exercise the Option on the date you ceased to be so employed by reason of such disability and had not previously done so.

            (d) In the event that you die while employed by the Company or any subsidiary or parent thereof (or (i) within a period of one month after ceasing to be employed by the Company or any subsidiary or parent thereof for any reason described in
                  Section 10(a) above, (ii) within a period of ninety (90) days after ceasing to be employed by the Company or any subsidiary or parent thereof for any reason described in Section 10(b) above or (iii) within a period of one year after ceasing to be employed by the Company for any reason described in
                  Section 10(c) hereof), the Option may only be exercised within one year after your death. In such event, the Option may be exercised during such one-year period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise the Option immediately prior to the time of your death and you had not previously done so.

            (e) Notwithstanding any provision contained in this Section 10 to the contrary, in no event may the Option be exercised to any extent by anyone after the tenth anniversary of the date of grant.

      11. Representations. You represent and warrant that you understand the Federal, state and local income tax consequences of the granting of the Option to you, the acquisition of rights to exercise the Option with respect to any Option Shares, the exercise of the Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares. In addition, you understand that the Company may be required to withhold Federal, state or local taxes in respect of any compensation income realized by you as a result of any "disqualifying disposition" of any Option Shares acquired upon exercise of the Option granted hereunder. To the extent that the Company is required to withhold any such taxes as a result of any such "disqualifying disposition", you hereby agree that the Company may deduct from any payments of any kind otherwise due to you an amount equal to the total Federal, state and local taxes required to be so withheld, or if such payments are inadequate to satisfy such Federal, state and local taxes, or if no such payments are due or to become due to you, then you agree to provide the Company with cash funds or make other arrangements satisfactory to the Company regarding such payment. It is understood that all matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

      12. Notice of Sale. You agree to give the Company prompt notice of any sale or other disposition of any Option Shares that occurs (i) within two years from the date of the granting of the Option to you, or (ii) within one year after the transfer of such Option Shares to you upon the exercise of the Option.

      13.   Reorganization, Reclassification, Consolidation, Merger or Sale.

            (a) In the event that, after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of the Option (to the nearest possible full share), and such adjustment shall be effective and binding for all purposes of this Agreement and the Plan.

            (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation, shall be effected after the date hereof in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then you shall thereafter have the right to receive upon the basis and upon the terms and conditions specified in the Option and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of the Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

            (c) In the event that, after the date hereof, Fully Diluted Common Stock Outstanding shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors of the Company shall appropriately adjust the Target FDEPS for each fiscal year ending after said event to reflect the increase or decrease in Fully Diluted Common Stock Outstanding such that Target FDEPS for that fiscal year will not be materially affected by the increase or decrease.

      14. Continuation of Employment. Neither the Plan nor the Option shall confer upon you any right to continue in the employ of the Company or any subsidiary or parent thereof, or limit in any respect the right of the Company or any subsidiary or parent thereof to terminate your employment or other relationship with the Company or any subsidiary or parent thereof, as the case may be, at any time.

      15. Plan Documents. This Agreement is qualified in its entirety by reference to the provisions of the Plan, which are incorporated herein by reference.

      16. Restrictive Covenant & Confidentiality Agreement. You acknowledge and agree that as a condition to the grant of any options pursuant to the Plan that you either be bound by or execute and become bound by a Restrictive Covenant and Confidentiality Agreement with Accredo Health, Inc. or one of its Subsidiaries; receipt of a copy of which you hereby acknowledge.

      17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.

                                           Accredo Health, Incorporated

                                           By_______________________________
                                             Name:  David D. Stevens
                                             Title: Chief Executive Officer

Accepted and Agreed to
as of __________________:

___________________________________
         Employee/Optionee

                                    EXHIBIT A

                    ACCREDO HEALTH, INC. AND ITS SUBSIDIARIES
                 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

                              OPTION EXERCISE FORM

            I,__________________________, a Participant under the Accredo Health, Inc. and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan"), do hereby exercise the right to purchase __________ shares of Common Stock, $.01 par value, of Accredo Health, Inc. pursuant to the Option granted to me on ___________________ under the Plan.

      Enclosed herewith is (indicate one):

      [ ] Cash or a check in the amount of $____, an amount equal to the total exercise price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.

                                       OR

      [ ] A certificate or certificates representing shares of Common Stock of the Company, together with stock powers and other documentation requested by the Company, for a number of shares of Common Stock which the undersigned has owned for not less than six months having a fair value as of the date hereof equal to the total exercise price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.

Date:________________                               ____________________________
                                                    Signature

             Send a completed copy of this Option Exercise Form to:

                            Accredo Health, Inc.
                            1640 Century Center Parkway
                            Memphis, Tennessee 38134
                            Attention: Secretary